Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A Common Stock of Clearwire Corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 3rd day of June, 2013.

CREST FINANCIAL LIMITED

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Executive Vice President, Secretary and Treasurer

CREST INVESTMENT COMPANY

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Executive Vice President, CFO and Treasurer

JAMAL AND RANIA DANIEL REVOCABLE TRUST

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Attorney-in-fact

JAMAL DANIEL

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Attorney-in-fact

RANIA DANIEL

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Attorney-in-fact

DTN LNG, LLC

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Manager, President, Secretary and Treasurer

DTN INVESTMENTS, LLC

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Manager, President, Secretary and Treasurer

DARIA DANIEL 2003 TRUST

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Attorney-in-fact

THALIA DANIEL 2003 TRUST

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Attorney-in-fact

NAIA DANIEL 2003 TRUST

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Attorney-in-fact

JOHN M. HOWLAND

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Attorney-in-fact

ERIC E. STOERR

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Attorney-in-fact

HALIM DANIEL 2012 TRUST

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Attorney-in-fact

HALIM DANIEL

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Attorney-in-fact

MICHAEL WHEATON

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Attorney-in-fact

UNITEG HOLDING SA

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Attorney-in-fact

CREST SWITZERLAND LLC

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers
	Title:	Manager